UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2008

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14762	36-3858106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee 38120

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (901) 597-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a — 12 under the Exchange Act (17 CFR 240.14a — 12)

☐  Pre-commencement communications pursuant to Rule 14d — 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐  Pre-commencement communications pursuant to Rule 13e — 4(c) under the Exchange Act (17 CFR 240.13e — 4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 18, 2008, The ServiceMaster Company (“ServiceMaster”) borrowed $150 million under its existing $500 million senior secured revolving credit facility among ServiceMaster, the lenders, JPMorgan Chase Bank, N.A., as syndication agent, and Citibank, N.A. as administrative agent (the “Revolving Credit Facility”), at an interest rate of 6.75% per annum.

ServiceMaster borrowed under the Revolving Credit Facility to increase its cash position to preserve its financial flexibility in light of the current uncertainty in the credit markets.  ServiceMaster currently intends to invest the $150 million in short-term U.S. Government securities.

The outstanding principal balance of ServiceMaster’s Revolving Credit Facility subsequent to the transaction described above is $165 million as of September 18, 2008.

The disclosure in this Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Company’s current expectations and speak only as of the date hereof.  The forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seek,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms.  Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control, including the financial and legal status of the credit markets and of relevant financial institutions. We caution you that forward-looking statements are not guarantees of future performance, events or outcomes and that actual outcomes, events and performances may differ materially from those made in or suggested by the forward-looking statements contained in this report. For a discussion of additional factors that may affect actual results, please refer to our filings with the U.S. Securities and Exchange Commission; in particular, our most recent Annual Report on Form 10-K, most current Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and other subsequent filings as may be relevant. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2008	THE SERVICEMASTER COMPANY

	By:	/s/ Steven J. Martin
Steven J. Martin
Senior Vice President and Chief Financial Officer